UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
January 18, 2008

Keystone Consolidated Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3919	37-0364250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1740, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 458-0028

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 18, 2008, and following approval by the Registrant’s shareholders, the Registrant filed with the Delaware Secretary of State an amendment to Keystone’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 11,000,000 shares to 20,000,000 shares, as previously proposed in the Registrant’s proxy statement filed on January 7, 2008.

Exhibit 99.1 of this Form 8-K includes Keystone’s Amended and Restated Certificate of Incorporation, as amended through January 18, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Item No.	Exhibit Index
99.1	Amended and Restated Certificate of Incorporation, as amended through January 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSTONE CONSOLIDATED INDUSTRIES, INC.
(Registrant)

By:           /s/ Bert E. Downing, Jr.
Bert E. Downing, Jr.
Vice President, Chief Financial Officer, Corporate Controller and Treasurer

Date:  January 22, 2008

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Amended and Restated Certificate of Incorporation, as amended through January 18, 2008.